VIP-2 SAI-1 06/15

SUPPLEMENT DATED JUNE 30, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2015 OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The statement of additional information (SAI) is amended as follows:

In the section “Glossary of Investments, Techniques, Strategies and Their Risks” under the heading “Foreign securities” the following is added before the paragraph on page 40 that begins with “Developing markets or emerging markets:”

Investing through Stock Connect. Foreign investors may now invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect (“Stock Connect”) program.  Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect.  In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns.  For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security.  Thus, investors in Stock Connect Securities are generally subject to PRC securities regulations and SSE listing rules, among other restrictions.  In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.  While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Fund’s ability to invest in Stock Connect Securities.  For example, an investor cannot purchase and sell the same security on the same trading day.  Stock Connect also is generally available only on business days when both the SSE and the SEHK are open.  Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a Fund.  Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Please keep this supplement with your Statement of Additional Information for future reference.